UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 Or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 16, 2026

Waters Corporation

(Exact name of registrant as specified in its charter)

Delaware	001-14010	13-3668640
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

34 Maple Street

Milford, Massachusetts 01757

(Address of Principal Executive Offices) (Zip Code)

(508) 478-2000

(Registrant’s telephone number, including area code)

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $0.01 per share	WAT	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01	Other Events.

In connection with a registration statement on Form S-3 that Waters Corporation, a Delaware corporation (“Waters”), expects to file with the United States Securities and Exchange Commission promptly after the filing of this Current Report on Form 8-K (this “Current Report”), Waters is providing: (i) the unaudited condensed combined financial statements as of December 31, 2025 and September 30, 2025 and for the three months ended December 31, 2025 and 2024 of Becton, Dickinson and Company’s former Biosciences and Diagnostic Solutions business (the “SpinCo Business”) acquired by Waters on February 9, 2026, which are filed as Exhibit 99.1 to this Current Report and incorporated by reference herein; (ii) the Management’s Discussion and Analysis of Financial Condition and Results of Operations for the SpinCo Business for the fiscal years ended September 30, 2025, 2024 and 2023, which is filed as Exhibit 99.2 to this Current Report and incorporated by reference herein; (iii) the Management’s Discussion and Analysis of Financial Condition and Results of Operations for the SpinCo Business for the three months ended December 31, 2025 and 2024, which is filed as Exhibit 99.3 to this Current Report and incorporated by reference herein; and (iv) the unaudited pro forma condensed combined financial information of Waters and the SpinCo Business as of December 31, 2025 and for the fiscal year ended December 31, 2025, which is filed as Exhibit 99.4 to this Current Report and incorporated by reference herein.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description

99.1	Unaudited condensed combined financial statements of the SpinCo Business as of December 31, 2025 and September 30, 2025 and for the three months ended December 31, 2025 and 2024.

99.2	Management’s Discussion and Analysis of Financial Condition and Results of Operations for the SpinCo Business for the fiscal years ended September 30, 2025, 2024 and 2023.

99.3	Management’s Discussion and Analysis of Financial Condition and Results of Operations for the SpinCo Business for the three months ended December 31, 2025 and 2024.

99.4	Unaudited pro forma condensed combined financial information of Waters Corporation and the SpinCo Business as of December 31, 2025 and for the fiscal year ended December 31, 2025.

104	The cover page from this Current Report on Form 8-K, formatted in Inline XBRL.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WATERS CORPORATION

Date: March 16, 2026	By:	/s/ Amol Chaubal
	Name:	Amol Chaubal
	Title:	Senior Vice President and Chief Financial Officer